SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                               AUGUST 19, 1996

                     (Date of earliest event reported)



               First Financial Corporation of Western Maryland

            (Exact name of registrant as specified in its charter)


DELAWARE                          0-19837                       52-1700036
(State or other          (Commission File Number)             (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

118 BALTIMORE STREET, CUMBERLAND, MARYLAND                        21502
(Address  of principal executive offices)                       (Zip Code)

                                (301) 724-3363
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE

   (Former name, former address and former fiscal year, if changed since last report)



                              Page 1 of 4 Pages
                       Exhibit Index appears on Page 2

Item 5.   OTHER EVENTS

          On August 19, 1996, First Financial Corporation of Western Maryland (the "Corporation") announced that it has engaged Alex. Brown & Sons Incorporated as its financial adviser in order to assist the Board of Directors in exploring and evaluating the various options available to the Corporation to maximize shareholder value, including the possible sale of the Corporation. A copy of the press release, dated August 19, 1996, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION

          Not applicable.

     (c)  EXHIBITS

          (99) Press release dated August 19, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST FINANCIAL CORPORATION
                                        OF WESTERN MARYLAND



Date:  August 19, 1996                 By:  /S/WILLIAM C. MARSH
                                            William C. Marsh
                                            Executive Vice President and
                                             Chief Financial Officer